LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	12 Months Ended
Dec. 31, 2018
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
9.	LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT

Credit Facility and new financing:

In 2012, the Company entered into a $430 million revolving credit facility, which in 2015 was increased to $500 million, with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the “Credit Facility”). Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin and the Company pays a commitment fee, which is a percentage of the applicable margin, on any undrawn amounts with a maturity date for the facility in December 2020.

Borrowings under the Credit Facility are secured by first priority mortgages over the Company’s vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum amount of value adjusted equity; (ii) a minimum value adjusted equity ratio; (iii) a minimum level of liquidity, (iv) positive working capital; (v) minimum market cap; (vi) minimum market cap to value adjusted total assets and (vii) security ratio covenant. The security ratio and the market cap to value adjusted total assets ratio are based on the fair market value of vessels as assessed by two independent shipbrokers. The Credit Facility also includes customary events of default including non-payment, breach of covenants, insolvency, cross default and material adverse change.

At the end of 2018 and 2017 the Company had $313.4 million and $391.6 million drawn under its Credit Facility, respectively. The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it bears spread and a variable interest rate and the margin has changed to reflect our perceived credit risk. The Company incurred $4.6 million in deferred financing costs in 2015, which is amortized over the term of the loan and presented net of the outstanding loan balance. The remaining balance as of December 31, 2018 is $1.7 million, which is presented net of the Current Portion of Long-Term Debt.

As of December 31, 2016, the Company was in default with one of its debt covenants; (v) required security ratio of vessel value clause. A waiver was obtained lowering the required ratio to a level where the Company was in compliance. This waiver was effective until May 31, 2018. Under the terms of the waiver obtained, we were unable to draw further on the Credit Facility, our margin was increased by 2.0 % for the period of the waiver and limitations were placed on dividend distribution until compliance with the terms of the original Credit Facility. The waiver has subsequently been modified and amended.

The Company signed on December 20, 2017 an agreement for a financing facility, or the Backstop Facility. The financing facility was providing for a senior secured loan facility of up to $375.0 million. The Backstop Facility was available for drawing from July 1, 2018. On June 18, 2018 the Company announced that it had decided to not proceed with a bond offering as it was considered not to be in the best interest of the shareholders of the Company. Subsequently, the Backstop facility that was not intended to be utilized with its associated terms was cancelled. Consequently, associated fees of $13.1 million is expensed in full under Other Financial Expenses.

On May 4, 2018 the Company entered into an amendment to the credit agreement for the Credit Facility modifying certain of the financial covenants until December 31, 2018, lowering the required security ratio to 135%, lowering the liquidity covenant to $15.0 million (original requirements to be reinstated upon delivery of the first Newbuilding), the minimum market cap ratio to $200.0 million and the minimum market cap to value adjusted total assets from 45% to 25% for the remaining duration of the waiver. Under the revised terms of the credit agreement, the Company is unable to draw further on the Credit Facility and the margin was increased to 6.0% from January 1, 2018. The Company could distribute a maximum dividend of $0.03 per share per quarter or $4.3 million in the aggregate, subject to a corresponding amount being repaid under the Credit Facility. Further, until December 31, 2018, half of any proceeds received by the Company from the sale of equity, up to $75.0 million, had to be used to repay the Credit Facility.

On March 10, 2018, June 12, 2018, September 7, 2018 and December 7, 2018 the Company repaid $4.3 million, $1.4 million, $2.8 million and $1.4 million, respectively, on the Credit Facility in relation to dividends paid out. In June 2018, the Company further repaid $10.1 million in relation to the two vessels sold and delivered in the second quarter of 2018 and in July 2018 the Company repaid another $27.2 million when the remaining six vessels were delivered to their new owners. A further repayment of $18.0 million took place in December 2018 after concluding the sales of the last two pre-2000 built vessels. From the financing of the two newbuildings delivered in the third quarter of 2018, the Company also repaid $8.3 million on the Credit Facility and a further $4.2 million in the fourth quarter of 2018 when the last newbuilding was delivered. Consequently, the outstanding amount under the Credit Facility has been reduced from $391.6 million as of December 31, 2017 to $313.4 million as of December 31, 2018.

On December 18, 2018 the Company informed the lenders about the Company’s plan to refinance and retire the Credit Facility. On December 21, 2018, the Company entered into a new amendment to the credit agreement that prolonged the waiver period granted on May 4, 2018 by the lenders to January 31, 2019 and revising the termination date of the loan to February 28, 2019. As of December 31, 2018 the Company was in compliance with the modified terms under the Credit Facility and the loan was not considered callable.

Subsequent to December 31, 2018 a further repayment of $13.4 million has taken place that brought the outstanding loan balance down to $300.0 million. The amount of $13.4 million is presented as part of Current Portion of Long-Term Debt in the balance sheet. The remaining balance of $300.0 million is presented as Long-Term Debt due to the term of the refinancing discussed below. See further information below.

On February 12, 2019 the Company entered into a new five-year senior secured credit facility for $306.1 million that refinances the outstanding balance on the Credit Facility as of this date. Borrowings under the new facility are secured by first priority mortgages over the Company’s vessels (excluding the three Newbuildings, see Financing of Newbuildings below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. Further, the agreement contains a discretionary excess cash mechanism for the lender that equals 50% of the net earnings from the collateral vessels, less capex provision and amortization. The agreement contains covenants that requires a minimum of $30.0 million in unrestricted cash and a loan-to-vessel value ratio of maximum 70%. The Company is free to distribute dividends as long as compliant with the described covenants.

Financing of Newbuildings

On December 1, 2017, the Company announced the final agreements for the financing of the outstanding commitments of $39.0 million per ship, due on delivery, for our newbuildings. The three newbuildings were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three newbuildings and paid the remaining payment obligations to Samsung. Net proceeds of $12.5 million received from Ocean Yield ASA has been used to pay down the drawn amount on the Credit Facility. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase the vessels for a consideration of $13.6 million each upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing has a total effective interest rate of 7.28% including a floating LIBOR element that is subject to annual adjustment. The financing agreement contains certain financial covenants requiring us to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

As of December 31, 2018 the Company had taken delivery of all the three vessels and the outstanding amount under this financing arrangement is $127.1 million, where $7.3 million is presented as Current Portion of Long-Term Debt. The Company has incurred $2.3 million in financing cost, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance.

As of December 31, 2018 the aggregate annual principal payments required to be made under the Company’s debt facilities are as follows:

Debt payments in $'000s	Total	2019	2020	2021	2022	2023	More than 5 years
Credit Facility (1)	313,400	313,400	-	-	-	-	-
Financing of Newbuildings (2)	127,140	7,273	7,629	7,960	8,327	8,711	87,239
Total	440,540	320,673	7,629	7,960	8,327	8,711	87,239

(1)	Refers to obligation to repay indebtness outstanding as of December 31, 2018 under the Credit Facility
(2)	Refers to obligation to repay indebtness outstanding as of December 31, 2018 for three newbuildings delivered in 2018

Liquidity Outlook

The Company performs on a regular basis cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under the existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

The Company has flexibility to strengthen the liquidity through raising equity to ensure that the Company has sufficient working capital. The Company launched an At-the-Market Offering of our common shares for up to $40.0 million on March 29, 2019, and believes that the current cash and cash equivalents and cash expected to be generated from operations, together with the measures decribed above, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report.